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                                                           EXHIBIT 10.J.1


                             AMENDMENT NO. 2 TO THE
                        1995 INCENTIVE COMPENSATION PLAN

         Pursuant to Section 9.12 of the El Paso Natural Gas Company 1995 Incentive Compensation Plan (the "Plan"), the Plan is hereby amended as follows, effective January 1, 1996:

         Section 7.1 is amended to add subsection (d), to read as follows:

         (d) Notwithstanding subsections (a) and (b) above, the Plan Administrator or Management Committee, as appropriate, may determine that a Participant must receive a greater amount of his or her award in Restricted Stock, up to and including the entire award in Restricted Stock. (For purposes of the Plan, such required shares shall be treated as being awarded pursuant to Section 7.1 (a)(ii) or
         Section 7.1 (b)(ii), as applicable.) In such event, a Participant shall be entitled to the additional shares of Restricted Stock, awarded pursuant to Section 7(c) above.

         IN WITNESS WHEREOF, El Paso, Natural Gas Company has caused this amendment to be duly executed on this 10th day of January 1996.

                                           EL PASO NATURAL GAS COMPANY


                                           By:    /s/ JOEL RICHARDS
Attest:                                        --------------------------

/s/ STACY J. JAMES                         Title: Senior Vice President
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